CGA GROUP, LTD.

                                  COMMON STOCK
                          WARRANT ACQUISITION AGREEMENT


                            Dated as of June 9, 1997


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                                TABLE OF CONTENTS

                                                                     Page
                                                                     ----
ARTICLE I       ISSUANCE OF THE WARRANTS.............................  2

ARTICLE II      REPRESENTATIONS, WARRANTIES AND
                 COVENANTS OF THE COMPANY............................  2

         Section 2.1      Due Organization, Valid
                          Existence and Authority of
                          the Company and the Company's
                          Subsidiaries...............................  2
         Section 2.2      Authorization and Validity of
                          Agreements.................................  3
         Section 2.3      Capitalization.............................  3
         Section 2.4      Shares Issued Pursuant to
                          Warrants ..................................  4
         Section 2.5      No Conflict with Other
                          Instruments; No Approvals
                          Required Except as Have
                          Been Obtained..............................  4
         Section 2.6      Regulatory Filings; Compliance
                          with Law...................................  5
         Section 2.7      Stamp Duties or Taxes......................  6
         Section 2.8      Private Offering...........................  6
         Section 2.9      The Private Placement
                          Memorandum.................................  7
         Section 2.10     Not an "Investment Company"................  7
         Section 2.11     Business Newly Formed......................  8
         Section 2.12     Operating Company..........................  8
         Section 2.13     No U.S. Trade or Business and
                          Not a Controlled Foreign Corporation.......  8
         Section 2.14     Related Person Insurance
                          Income.....................................  9
         Section 2.15     Operating Guidelines........................ 9
         Section 2.16     Passive Foreign Investment
                          Company.................................... 10
         Section 2.17     Use of Proceeds of the
                          Offering................................... 10
         Section 2.18     Shareholders............................... 10
         Section 2.19     St. George Representations................. 11
         Section 2.20     Bermuda Withholding Tax.................... 11
         Section 2.21     No Events of Non-Compliance................ 11
         Section 2.22     Registration Rights........................ 11

ARTICLE III     REPRESENTATIONS AND WARRANTIES OF
                 THE INVESTORS....................................... 11

         Section 3.1      Due Organization, Good Standing
                          and Authority of the Investor.............. 11
         Section 3.2      Authorization and Validity of
                          Agreements................................. 11

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                                                                     Page
                                                                     ----
         Section 3.3      Investment Intent.......................... 12
         Section 3.4      No Conflict with Other
                          Instruments; No Approvals
                          Required Except as Have Been
                          Obtained................................... 12
         Section 3.5      Investor Awareness and
                          Suitability................................ 13
         Section 3.6      Accredited Investor Status................. 15
         Section 3.7      Warrant Stock Ownership
                          Limitations................................ 15

ARTICLE IV      RESTRICTIONS ON TRANSFER............................. 16

         Section 4.1      Restrictive Legends on
                          Certificates Representing
                          Warrants................................... 16
         Section 4.2      Restrictive Legends on Certificates
                          Representing Shares Issuable Upon
                          Exercise of Warrants....................... 16
         Section 4.3      Notice of Proposed Transfers............... 17

ARTICLE V       MISCELLANEOUS........................................ 19

         Section 5.1      Survival of Representations,
                          Warranties and Covenants................... 19
         Section 5.2      Entire Agreement........................... 19
         Section 5.3      Severability............................... 19
         Section 5.4      Assignability.............................. 19
         Section 5.5      Amendment; Waiver.......................... 20
         Section 5.6      Headings................................... 20
         Section 5.7      Counterparts............................... 20
         Section 5.8      Applicable Law............................. 20
         Section 5.9      Notices and Payments....................... 20
         Section 5.10     Indemnification............................ 21
         Section 5.11     Submission to Jurisdiction................. 22
         Section 5.12     Transfer Agent and Registrar............... 23


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                                 CGA GROUP, LTD.

                                  COMMON STOCK

                          WARRANT ACQUISITION AGREEMENT

            THIS WARRANT ACQUISITION AGREEMENT, dated as of June 9, 1997 (this "Agreement"), among CGA Group, Ltd., a company with limited liability organized under the laws of Bermuda (together with its successors and permitted assigns, the "Company"), and each of the Investors identified in Schedule 1 hereto (collectively, together with their successors and permitted assigns, the "Investors"). The date of this Agreement may sometimes be referred to herein as the "Closing Date." Capitalized terms used, but not defined, herein shall have the meanings set forth in the Series A Subscription Agreement.

                                    RECITALS

            WHEREAS, the Company has offered (the "Offering") the opportunity to purchase Series A Cumulative Voting Preference Shares of the Company ("Series A Preferred Stock") to the Investors pursuant to a Confidential Private Placement Memorandum, dated January 24, 1997 (together with any amendments, modifications or supplements thereto as may be made from time to time prior to the Closing Date (as defined below), the "Private Placement Memorandum");

            WHEREAS, the Investors have, pursuant to the terms of the Series A Preferred Stock Subscription Agreement, dated as of June 9, 1997 (the "Series A Subscription Agreement"), among the Investors and the Company, agreed to purchase, severally and jointly, such Series A Preferred Stock on the Closing Date upon completion of the transactions contemplated by such Series A Subscription Agreement (the "Closing");

            WHEREAS, in consideration of the purchase of Class Series A Preferred Stock, the Company has agreed to issue warrants to purchase shares of Common Shares of the Company ("Common Stock" or "Warrant Shares") to the Investors;

            NOW THEREFORE, in consideration of the premises and mutual agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:


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                                    ARTICLE I

                            ISSUANCE OF THE WARRANTS

                     (i) On the basis of the representations, warranties and covenants herein set forth, the Company hereby issues and delivers, to each of the Investors, and each of the Investors hereby accepts delivery from the Company, the number of Warrants, in the form of Annex I hereto (the "Warrants"), set forth opposite each such Investor's name on Schedule 1 hereto. Each Investor Warrant shall evidence the right to purchase from the Company a total of .1038462 shares of Common Stock.

                    (ii) Delivery of the Warrants is hereby acknowledged to be made on the Closing Date by the Company delivering to each of the Investors, or representatives thereof, a warrant certificate evidencing the number of Warrants acquired by each of the Investors, with such delivery taking place at the offices of Conyers Dill & Pearman in Hamilton, Bermuda at 10:00 a.m., Bermuda time, on the Closing Date.

                                   ARTICLE II

        REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY

            The Company represents, warrants and covenants to each of the Investors as of the Closing Date as follows:

            Section 2.1 Due Organization, Valid Existence and Authority of the Company and the Company's Subsidiaries. (a) The Company has been duly incorporated and is validly existing under the laws of Bermuda. Upon completion of the Closing, the Company will have full right, power and authority to carry on its business as conducted and as proposed to be conducted as described in the Private Placement Memorandum. The Company has full right, power and authority to enter into this Agreement and the Other Closing Documents (as defined in the Series A Subscription Agreement) to which the Company is a party, and perform its obligations hereunder and thereunder. The Memorandum of Association, in the form attached as Annex I to the Series A Subscription Agreement is a true and complete copy of the Memorandum of Association of the Company as in effect at the date of this Agreement, and no amendment to such Memorandum of Association has been proposed or adopted. At the Closing, the Bye-laws of the Company will be in the form attached as Annex II to the Series A Subscription Agreement. Upon completion of the Closing, the Company will not own any interest in or control, directly or indirectly, any other corporations, partnerships or other entities, other than the


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Initial Subsidiaries (as defined in the Series A Subscription Agreement).

            (b) Each of the Initial Subsidiaries has been duly incorporated and is validly existing under the laws of its jurisdiction of incorporation. Upon completion of the Closing and the closings under the Investment Units Subscription Agreement (as defined in the Series A Subscription Agreement), the Founders' Common Stock Subscription Agreement, (as defined in the Series A Subscription Agreement) and the use of proceeds therefrom as described in the Private Placement Memorandum, each Initial Subsidiary (as defined in the Series A Subscription Agreement) will have the full right, power and authority to carry on its business as then conducted and as proposed to be conducted as described in the Private Placement Memorandum.

            Section 2.2 Authorization and Validity of Agreements. This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity) (together, the "Creditor and Enforceability Exceptions"). Each of the Other Closing Documents to which the Company is a party has been duly authorized by the Company, and, when executed and delivered by the Company at the Closing, will constitute a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to the Creditor and Enforceability Exceptions.

            Section 2.3 Capitalization. The issuance of the Warrants has been, and upon exercise the Warrant Shares shall be, duly authorized by the Company and the Warrants are, and upon exercise the Warrant Shares shall be, validly issued, fully paid and non-assessable (meaning that no further sums will be payable in respect of the holding of the Warrants). Except as contemplated by its Memorandum of Association, Bye-laws, the Shareholders Agreement to be dated on or prior to the Closing Date among the Company and the other parties named therein (the "Shareholders Agreement"), the Sponsoring Investors and Founders Stock Warrant Plan and the Employee Stock Warrant Plan each in substantially the form as attached to Annex X to the Series A Subscription Agreement, and this Agreement, each of the Company and its Initial Subsidiaries does not, and on the


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Closing Date will not, have any outstanding or authorized options, warrants, calls, rights, commitments or any other agreements of any character obligating it to issue any of its shares or any securities convertible into or exchangeable for, or evidencing the right to purchase or obtain, any of its shares or any agreements or understandings with respect to the voting, sale or transfer of any of its shares or any securities convertible into or exchangeable for or evidencing the right to purchase or obtain any of its shares. Prior to the Closing, the Company shall reserve the Warrant Shares and the Warrant Shares shall conform in all material respects to the description of such shares provided in the Private Placement Memorandum.

            Section 2.4 Shares Issued Pursuant to Warrants. The Warrant Shares will, when issued by the Company and paid for pursuant to this Agreement, be duly authorized by the Company and will be validly issued, fully paid and non-assessable (meaning that no further sums will be payable in respect of the holding the Warrant Shares).

            Section 2.5 No Conflict with Other Instruments; No Approvals Required Except as Have Been Obtained. (i) The execution and delivery of this Agreement and the Other Closing Documents to which the Company is a party by the Company and compliance by the Company with the terms and conditions hereof and thereof, will not violate, with or without the giving of notice or the lapse of time, or both, or require any registration, qualification, approval or filing under, any provision of law, statute, ordinance or regulation applicable to the Company or any affiliate thereof, and will not conflict with, or require any consent or approval under, or result in the breach or termination of any provision of, or constitute a default under, or result in the acceleration of the performance of the obligations of the Company or any affiliate thereof under, or result in the creation of any claim, lien, charge or encumbrance upon any of the properties, assets or businesses of the Company or any affiliate thereof pursuant to the Memorandum of Association or Bye-laws of the Company or the organizational documents of such affiliate, as the case may be, or any order, judgment, decree, law, ordinance or regulation applicable to the Company or such affiliate, as the case may be, or any contract, instrument, agreement or restriction to which the Company or such affiliate, as the case may be, is a party or by which the Company or such affiliate, as the case may be, or any of its assets or properties is bound. Except where the Company is obliged to obtain Bermuda governmental approvals that have been obtained, neither the Company or any affiliate thereof nor any of the Company's or any of its affiliates', respectively, assets or properties is subject to any charter, bye-law, contract or other instrument or agreement, order, judgment, decree, law,


                                       4
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statute, ordinance or regulation or any other restriction of any kind or character that would prevent the Company from entering into this Agreement or the Other Closing Documents to which the Company is a party or from consummating the transactions contemplated hereby or thereby in accordance with the terms hereof or thereof.

            (ii) The execution and delivery of the Other Closing Documents to which each of the Initial Subsidiaries is a party by such Initial Subsidiary and compliance by such Initial Subsidiary with the terms and conditions thereof, will not violate, with or without the giving of notice or the lapse of time, or both, or require any registration, qualification, approval or filing under, any provision of law, statute, ordinance or regulation applicable to such Initial Subsidiary or any affiliate thereof, and will not conflict with, or require any consent or approval under, or result in the breach or termination of any provision of, or constitute a default under, or result in the acceleration of the performance of the obligations of such Initial Subsidiary or any affiliate thereof under, or result in the creation of any claim, lien, charge or encumbrance upon any of the properties, assets or businesses of such Initial Subsidiary or any affiliate thereof pursuant to the Memorandum of Association, Articles of Incorporation or Bye-laws, as the case may be, of such Initial Subsidiary or the organizational documents of such affiliate, as the case may be, or any order, judgment, decree, law, ordinance or regulation applicable to the Company or any contract, instrument, agreement or restriction to which such Initial Subsidiary or such affiliate, as the case may be, is a party or by which such Initial Subsidiary or any of its assets or properties is bound. Except where such Initial Subsidiary is obliged to obtain Bermuda governmental approvals that have been obtained, neither such Initial Subsidiary or any affiliate thereof nor any of its assets or properties is subject to any charter, bye-law, contract or other instrument or agreement, order, judgement, decree, law, statute, ordinance, or regulation or any other restriction of any kind or character that would prevent such Initial Subsidiary from entering into the Other Closing Documents to which the Initial Subsidiary is a party or from consummating the transactions contemplated thereby in accordance with the terms thereof.

            Section 2.6 Regulatory filings; Compliance with Law. Upon completion of the Closing and the closings under the Series A Subscription Agreement, the Investment Units Subscription Agreement, the Founders' Common Stock Subscription Agreement, and the use of the proceeds therefrom as described in the Private Placement Memorandum, CGA will be authorized on the Closing Date under Bermuda law to conduct the business of selling insurance and reinsurance


                                       5
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as contemplated by the Private Placement Memorandum and no further approvals of the insurance regulatory or other authorities of Bermuda are required for the conduct of such business. Upon completion of the Closing, and the closings under the Series A Subscription Agreement, the Investment Units Subscription Agreement, the Founders' Common Stock Subscription Agreement, and the use of proceeds therefrom as described in the Private Placement Memorandum, CGAIM (as defined in the Series A Subscription Agreement) will be authorized on the Closing Date or immediately thereafter under the applicable United States federal and state laws to conduct its respective business as contemplated by the Private Placement Memorandum and no further approvals of regulatory or other authorities are required for the conduct of such business. Upon completion of the Closing and the closings under the Series A Subscription Agreement, the Investment Units Subscription Agreement, the Founders' Common Stock Subscription Agreement, and the use of proceeds therefrom as described in the Private Placement Memorandum, the Company and the Initial Subsidiaries will be in compliance with all applicable laws and regulations.

            Section 2.7 Stamp Duties or Taxes. No Bermuda stamp, transfer or similar duties or taxes are payable in respect of the issuance and delivery of the Warrants, to the Investors pursuant to this Agreement provided that any such Investor is not resident in Bermuda for exchange control purposes, and if any such taxes arise in connection with the execution of this Agreement, the Other Closing Documents or the consummation of any of the transactions contemplated hereby or thereby, then the Company will pay such taxes.

            Section 2.8   Private Offering

                  (a) The offer and sale and the issuance and delivery of the Shares are intended to be exempt from the provisions of Section 5 of the United States Securities Act of 1933, as amended (the "Securities Act"), and from the registration provisions of the applicable state securities laws. Neither the Company nor anyone acting on its behalf has taken, or omitted to take, any action, with respect to the Shares or any securities similar to the Shares, or otherwise, that would bring the sale and issuance of the Shares within the provisions of Section 5 of the Securities Act or that would violate any blue sky laws of a state of the United States or securities law of any foreign jurisdiction (including Bermuda).

                  (b) In the case of each offer or sale of the Shares, no form of general solicitation or general advertising was used by the Company or any person authorized to act on behalf of the Company, including, without limitation, any advertisement, article, notice or other


                                       6
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communication published in any newspaper, magazine or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

                  (c) Neither the Company nor anyone acting on its behalf has taken, or omitted to take, any action, with respect to any other shares of the Company issued and sold by the Company that would bring the issuance and sale of such shares within the provisions of Section 5 of the Securities Act or that would violate any blue sky laws of a state of the United States or securities law of a foreign jurisdiction (including Bermuda).

                  (d) Except for the issuance of shares (as defined in the Series A Subscription Agreement) by the Initial Subsidiaries (other than CGA (as defined in the Series A Subscription Agreement)) to the Company or another Initial Subsidiary, as the case may be, neither the Company nor any Initial Subsidiary has issued or sold, or agreed to issue or sell, any shares in the Company or any Initial Subsidiary to any persons other than to the Investors pursuant hereto and to the other investors pursuant to the subscription agreements contained in the Other Closing Documents.

            Section 2.9 The Private Placement Memorandum. The Private Placement Memorandum does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. There is no fact which the Company has not disclosed herein or in the Private Placement Memorandum or any amendment or supplement thereto as of the date thereof and at all times subsequent thereto up to the Closing Date that, so far as the Company can foresee, is reasonably likely to have a material adverse effect on the performance of obligations hereunder and under the Other Closing Documents by the Company and its Initial Subsidiaries, considered as a whole, or on the business, operations, financial condition, assets, liabilities or prospects of the Company and its Subsidiaries taken as a whole.

            Section 2.10 Not an "Investment Company". Each of the Company and the Initial Subsidiaries is not, and when conducting business as contemplated by the Private Placement Memorandum will not be, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the United States Investment Company Act of 1940, as amended.


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            Section 2.11 Business Newly Formed. Each of the Company and its
Initial Subsidiaries is newly formed, has neither conducted any business nor incurred any liabilities (other than organizational expenses with respect to the Company and the Initial Subsidiaries, expenses associated with establishing the businesses of the Initial Subsidiaries and expenses in connection with the offering and issuance of the securities of the Company and the Subsidiaries), has entered into no material agreements and incurred no liens or encumbrances on present or future assets or revenues and has no proceedings pending against, or to the Company's knowledge, threatened against or affecting it before any court, governmental authority, arbitration board or tribunal, in each of the foregoing cases other than as disclosed in the Private Placement Memorandum or referred to herein or in the Series A Subscription Agreement or in an attachment to the Series A Subscription Agreement.

            Section 2.12 Operating Company. At the time the Company issues any Shares, the Company shall be an "operating company" as defined in United States Department of Labor Regulation section 2510.3-101(c) issued under the United States Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and the Company shall at all times thereafter conduct its activities so that it will continue to qualify as such an "operating company." As a result, pursuant to United States Department of Labor Regulation section 2510.3-101(a)(2)(i), at no time shall the assets of the Company constitute the assets of any Investor or Member of the Company for purposes of Title I of ERISA or section 4975 of the United States Internal Revenue Code of 1986 (the "Code").

            Section 2.13 No U.S. Trade or Business and Not a Controlled Foreign Corporation. The Company shall use its best efforts not to take, and to cause CGA not to take, any action which the Company has reason to believe could cause it or CGA to be considered engaged in the conduct of a trade or business in the United States (within the meaning of Code Section 864) or to become a controlled foreign corporation (within the meaning of Code Section 957) ("CFC"); provided, however, that this Section 2.13 shall not apply to any action which affects the election of directors pursuant to Section 12 of the Bye-laws; provided, further, that it is hereby understood that the Company shall not be considered to violate this Section 2.13; in the event that (x) the board of directors of the Company (the "Board") shall, in its sole discretion, request the advice of counsel with respect to a proposed action and counsel determines that such action will more likely than not cause the Company or CGA to be engaged in the conduct of a trade or business in the United States or become a CFC and (y) such proposed action to be taken by the Company receives the prior approval of 75% of the members of the Board then in office (for the sake of clarity, the foregoing imposes no obligation on the Company or the Board to seek the advice of counsel prior to taking any action unless the Company wishes to take advantage of this second proviso to this Section 2.13); provided, further, that it is hereby understood that this Section 2.13 does not alter any provision in the Company's Bye-laws and all actions taken in connection herewith must comply with such Bye-laws.

            Section 2.14 Related Person Insurance Income. The Company shall use its best efforts to cause CGA not to sell insurance or reinsurance to a U.S. person which is a shareholder of the Company ("U.S. Shareholder") or a related person (within the meaning of Section 953(c)(6) of the Code) to a U.S. Shareholder ("Related Person") and which would therefore generate related person insurance income (within the meaning of Section 953(c)(2) of the Code) ("RPII") if the Company knows that (i) 20% or more of CGA's gross insurance income in any taxable year will be RPII and (ii) persons which are directly or indirectly insured or reinsured by CGA ("Insureds") or Related Persons to Insureds own 20 percent or more of the stock of CGA ("Excess RPII"); provided, however, that it is hereby understood that the Company shall not be considered to violate this
Section 2.14(a) by virtue of such sale which the Company has reason to believe will generate Excess RPII if the Company receives the prior approval of 100% of the members of the Board then in office, provided, further, that it is hereby understood that this Section 2.14(a) does not alter any provision in the Company's Bye-laws and all actions taken in connection herewith must comply with such Bye-laws.

            (b) In the event that the Board shall have given prior authorization (as provided in subsection (a) of this Section 2.14 for CGA to sell insurance or reinsurance which the Company has reason to believe will generate Excess RPII for any tax year, unless a U.S. statute, a final regulation of the U.S. Treasury or a published ruling of the U.S. Internal Revenue Service issued after the Closing Date provides or establishes that subpart F insurance income (as defined in Code Section 953) does not constitute unrelated business taxable income (as defined in Code Section 512), the Company shall so notify any U.S. Shareholder which is subject pursuant to Code Section 511, to tax on its unrelated business taxable income not later than June 30 of the tax year in which the Company proposes that CGA generate Excess RPII.

            Section 2.15 Operating Guidelines. Attached as Annex VII to the Series A Subscription Agreement is a true, correct and complete copy of the operating guidelines of the Company and the Initial Subsidiaries (the "Operating guidelines"), which were adopted by all necessary corporate action of the Board of Directors of the Company (the "Board") at a duly called and convened meeting of the Board, and the resolution(s) pursuant to which the Operating Guidelines were adopted provides that the Operating Guidelines may only be amended or revoked pursuant to a resolution adopted by a two-thirds vote of the Board at a duly called and convened meeting of the Board. To the extent the Operating Guidelines are followed by the Company and the Subsidiaries, (i) neither the Company nor CGA will be considered to be engaged in the conduct of a trade or business in the United States through a U.S. "permanent establishment" as defined in Article 3 of the Convention between the Government of the United States of America and the Government of the United Kingdom of Great Britain and Northern Ireland (on behalf of the Government of Bermuda) relating to the Taxation of Insurance Enterprises and Mutual Assistance in Tax Matters and (ii) neither the Company nor any Initial Subsidiaries will be considered to be transacting the business of insurance in any state of the United States without appropriate licenses or approvals. The Company knows of no reason why it and the Initial Subsidiaries cannot now and will not in the future be able to continuously comply with the Operating Guidelines. The Company knows of no reason why compliance with the Operating Guidelines would result in the company's inability to meet the projections set forth in the Private Placement Memorandum.

            Section 2.16 Passive Foreign Investment Company. The Company shall use its best efforts to operate its business in such manner that neither the Company nor CGA will be considered a passive foreign investment company under
Section 1296 of the Code.

            Section 2.17 Use of proceeds of the Offering. The Company shall use the net proceeds of the subscription under the Series A Subscription Agreement (after payment of placement agent fees and other fees and expenses incurred by the Company in connection with the Offering, the offering of the Investment Units and the Common Stock to other investors and the organization and establishment of the Company and the Initial Subsidiaries, which fees and expenses shall be substantially as described in Private Placement Memorandum) as capital to engage in the financial guarantee insurance business as described in the Private Placement Memorandum. On the Closing Date, CGA will be capitalized with $125 million.

            Section 2.18 Shareholders. Schedule 2 to this Agreement represents a true and complete list of the shareholders of the Company upon completion of the Closing and their respective shareholdings on the Closing Date.


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

            Section 2.19 St George Representations. The Company has no reason to believe that the representations and warranties given by St. George Holdings, Ltd. ("St. George") to the investors in St. George (the "St. George Investors") pursuant to the St. George Subscription Agreement, dated as of or prior to the Closing Date, among St. George and the St. George Investors, are not true and complete as of the date made thereunder and as of the Closing Date.

            Section 2.20 Bermuda Withholding Tax. The payment of dividends on or the making of distributions or redemption payments to any holder of the Warrant Shares will not be subject to any tax withholding requirement under current Bermuda tax law.

            Section 2.21 No Events of Non-Compliance. No event has occurred and no condition exists which, upon the consummation of transactions under this Agreement or any Other Closing Document would constitute an Event of Non-Compliance (as defined in the Series A Preferred Subscription Agreement as in effect on the date hereof) with or without notice or lapse of time or both.

            Section 2.22 Registration Rights. Other than as provided in the Series A Preferred Subscription Agreement and the Shareholders Agreement, the Company has not agreed to register any of its shares under the Securities Act.

                                   ARTICLE III

                        REPRESENTATIONS AND WARRANTIES OF
                                  THE INVESTORS

            Each of the Investors, severally and not jointly, hereby represents and warrants to the Company as of the Closing Date as follows:

            Section 3.1 Due Organization, Good Standing and Authority of the Investor. Such Investor is a corporation, partnership, limited liability company, trust or other legal entity and is duly organized, validly existing and in good standing under the laws of such Investor's jurisdiction of organization and not resident in Bermuda for Bermuda foreign exchange control purposes.

            Section 3.2 Authorization and Validity of Agreements. This agreement has been duly authorized, executed and delivered by such Investor and, assuming the due authorization, execution and delivery by the other parties hereto, constitutes a valid and binding obligation of such Investor enforceable against such Investor in accordance with its terms subject to the Creditor and Enforceability Exceptions.

            Section 3.3 Investment Intent. Such Investor is acquiring the Warrants for its own account as principal or for one or more separate accounts maintained by it or for the account of one or more pension or trust funds of which it is trustee, in each case, for investment purposes only, and not with a view to, or for, the resale or other distribution thereof, in whole or in part, other than pursuant to the Exchange Offer Registration Statement or the Shelf Registration Statement (as defined in the Series A Subscription Agreement) pursuant to the Series A Subscription Agreement; provided that, subject to the terms hereof, the disposition of its or their property shall at all times be within its or their control.

            Section 3.4 No Conflict with Other Instruments; No Approvals Required Except as Have Been Obtained. The execution and delivery of this Agreement, by such Investor and the compliance by such Investor with the terms and conditions hereof will not violate, with or without the giving of notice or the lapse of time, or both, or require any registration, qualification, approval or filing under, any provision of law, statute, ordinance or regulation applicable to such Investor, and will not conflict with, or require any consent or approval under, or result in the breach or termination of any provision of, or constitute a default under, or result in the acceleration of the performance of the obligations of such Investor under, or result in the creation of any claim, lien, charge or encumbrance upon any of the properties, assets or businesses of such Investor pursuant to the articles of incorporation or by-laws of such Investor (if such Investor is a corporation) or equivalent organizational documents (if such Investor is not a corporation) or any order, judgment, decree, law, statute, ordinance or regulation applicable to such Investor or any contract, instrument, agreement or restriction to which such Investor is a party or by which such Investor or any of its assets or properties is bound, other than any such (i) violation, (ii) failure to register, qualify, obtain approval or file, (iii) conflict, (iv) breach, termination or default,
(v) acceleration, or (vi) creation of claim, lien, charge or encumbrance that would not, individually or in the aggregate, have a material adverse effect on such Investor's ability to consummate the transactions contemplated hereby. Neither such Investor nor any of its assets or properties is subject to any charter, by-law, contract or other instrument or agreement, order, judgment, decree, law, statute, ordinance or regulation or any other restriction of any kind or character that would prevent such Investor from entering into this Agreement or from consummating the transactions contemplated hereby in accordance with the terms hereof other than that which would not, individually or in the aggregate, have a material adverse effect on such Investor's ability to consummate the transactions contemplated hereby in accordance with the terms hereof. Notwithstanding anything in this Agreement to the contrary, no representation or warranty is made by any Investor regarding compliance with ERISA or section 4975 of the Code, or the effect under ERISA or section 4975 of the Code of the execution and delivery of this Agreement, and the compliance by such Investor with the terms and conditions hereof.

            Section 3.Investor Awareness and Suitability. Such Investor acknowledges, agrees and is aware that:

                     (i) An investment in the Warrants involves a high degree of risk, including, without limitation, the risks identified under the caption "Risk Factors" in the Private Placement Memorandum, and such Investor may lose the entire amount of its investment and such Investor has the knowledge and experience in financial affairs that it is capable of evaluating the merits and risks of purchasing the Warrants;

                    (ii) The Company has only recently been organized and has no financial or operating history;

                   (iii) The Private Placement Memorandum contains a summary of certain United States and Bermuda tax consequences under current laws relating to (i) the United States federal income taxation of the Company and of U.S. Persons (as defined below) and non-U.S. Persons that own Warrants of the Company and (ii) the Bermuda taxation of persons or entities not resident in Bermuda for exchange control purposes that own Warrants of the Company. Positions of, and developments in rulings of, the United States Internal Revenue Service, court decisions or legislative or administrative actions may have an adverse effect on one or more of the tax benefits sought by the Company. Moreover, the Company retains the right to alter the conduct of its affairs in such a manner as to subject its business to United States federal and/or state taxation. The Private Placement Memorandum does not address the Bermuda taxation of Investors that are resident in Bermuda for exchange control purposes or the taxation of Investors by any jurisdiction other than the United States or Bermuda, which tax consequences may be significantly different from the tax consequences discussed in the Private Placement Memorandum. (For purposes of this Section 3.5, "U.S. Person" means an individual who is a citizen or resident of the United States, a corporation or partnership created or organized under the laws of the United States or any state thereof, an estate, the income of which, from non-U.S. sources and not effectively connected with the conduct of a trade or business in the United States, is includable in gross income for United States federal income tax purposes, or a trust, if (i) a court within the United States may exercise primary supervision of the trust, and (ii) one or more United States fiduciaries have the authority to control all substantial decisions of the trust);

                    (iv) No Bermuda or United States federal or state regulatory authority or any foreign agency has passed upon the accuracy, adequacy, validity or completeness of the Private Placement Memorandum or this Agreement or made any finding or determination as to the fairness of an investment in the Warrants;

                     (v) The Warrants are illiquid, and such Investor must bear the financial risk of investment in the Warrants for an indefinite period of time and such Investor represents and warrants that such Investor has the financial ability to bear the financial risk of its investment and, except in the case of such Investor's listed on Schedule 4 attached hereto, such Investor's investment does not exceed ten percent (10%) of such Investor's net worth;

                    (vi) The Bye-laws and this Agreement contain substantial restrictions on the transferability of the Warrants;

                   (vii) There is no existing public or other market for the Warrants, and it is not expected that any such market will develop. There can be no assurance that such Investor will be able to sell or dispose of such Investor's Warrants. Without limiting the generality of the foregoing, in order not to jeopardize the Offering's exempt status under the Securities Act or under the securities laws of any other jurisdiction, the transferee of such Warrants may, among other things, be required to fulfill the investor suitability requirements thereunder;

                  (viii) The Warrants have not been registered under the Securities Act or under the securities laws of any other jurisdiction, including the states of the United States and, except as otherwise provided with respect to the Exchange Offer Registration Statement or the Shelf Registration Statement as set forth herein, the Company is under no obligation to, and currently does not intend to, register or qualify the Warrants for resale by such Investor or assist such Investor in complying with any exemption under such securities laws or the securities laws of any such jurisdiction or any other jurisdiction. An offer or sale of Warrants by such Investor in the absence of registration under such securities laws will require the availability of an exemption thereunder. A restrictive legend in substantially the form set forth either Section
      4.1 or Section 4.2 respectively, shall be placed on the certificates representing the Warrants and a notation shall be made in the appropriate records of the Company indicating that the securities underlying the Warrants are subject to restrictions on transfer;

                    (ix) Such Investor shall hold the Warrants subject to this Agreement and the Bye-laws of the Company from time to time in effect and shall have voting rights with respect to the Warrants as specified in the Bye-laws of the Company from time to time in effect; and

                     (x) It is intended that no person or entity may acquire or own, directly, indirectly or by attribution (within the meaning of Section 958 of the Code) 10% or more of the total combined voting power of the Common Stock, the Series A Preferred Stock and the Series B Preferred Stock (as defined below) as such voting power is described in the Bye-laws.

            Section 3.6 Accredited Investor Status. Such Investor hereby represents and warrants to the Company that it qualifies as an "accredited investor" within the meaning of Rule 501(a)(1),(2),(3),(7) or (8) of Regulation D under the Securities Act.

            Section 3.7 Warrant Stock Ownership Limitations. To such Investor's knowledge, such Investor's acquisition on the Closing Date of Warrants pursuant to this Agreement will not cause any person or entity to own on the Closing Date directly, indirectly or by attribution (within the meaning of Section 958 of the Code) 10% or more of the total combined voting power of the Common Stock of the Company , the Series A Preferred Stock and the Series B Cumulative Voting Preference Shares of the Company ("Series B Preferred Stock") as such voting power is described in the Bye-laws or to be treated by virtue of its ownership of stock in the Company as indirectly or constructively owning on the Closing Date 10% or more of the voting power of all classes of capital stock of CGA entitled to vote. Such Investor may rely on the list of anticipated shareholders of the Company and their respective anticipated shareholdings set forth in
Schedule 2 hereto for purposes of making this representation and warranty.

                                   ARTICLE IV

                            RESTRICTIONS ON TRANSFER

            The Warrant, and the shares issuable upon exercise of the Warrants, shall not be transferable except upon the conditions specified in this Article IV, which are intended to insure compliance with the provisions of the Securities Act, applicable securities laws of other jurisdictions and Bermuda law and the Company's Bye-laws.

            Section 4.1 Restrictive Legends on Certificates . In addition to any other legend required by the Company's Bye-laws, or applicable law, each certificate representing the Warrants, shall (unless otherwise permitted by the provisions of this Article IV) be stamped or otherwise imprinted with a legend in substantially the following form:

            "ANY SALE, ASSIGNMENT, TRANSFER, PLEDGE OR OTHER DISPOSITION OF THE RIGHTS REPRESENTED HEREBY IS RESTRICTED BY, AND THE RIGHTS OF THE HOLDER HEREOF ARE SUBJECT TO, THE TERMS AND CONDITIONS CONTAINED IN THE CGA GROUP, LTD. (THE "COMPANY") COMMON STOCK WARRANT ACQUISITION AGREEMENT, WHICH IS AVAILABLE FOR EXAMINATION BY HOLDERS OF THESE SHARES AT THE REGISTERED OFFICE OF THE COMPANY. IN ADDITION TO THE FOREGOING RESTRICTIONS, THIS WARRANT AND THE SHARES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT") OR UNDER THE SECURITIES LAWS OF ANY JURISDICTION AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF UNLESS A REGISTRATION STATEMENT IS IN EFFECT UNDER THE SECURITIES ACT AND ANY APPLICABLE SECURITIES LAWS WITH RESPECT HERETO OR THERETO OR A WRITTEN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY IS PROVIDED TO THE COMPANY TO THE EFFECT THAT NO REGISTRATIONS ARE REQUIRED UNDER SUCH SECURITIES LAWS. THE PRIOR APPROVAL OF THE BERMUDA MONETARY AUTHORITY IS NOT REQUIRED FOR ANY SALE, ASSIGNMENT, TRANSFER, PLEDGE OR OTHER DISPOSITION OF THIS WARRANT AND THE SHARES ISSUABLE HEREUNDER PROVIDED THAT ANY SUCH SALE, ASSIGNMENT, TRANSFER, PLEDGE OR OTHER DISPOSITION IS BETWEEN PERSONS WHO ARE DESIGNATED AS NON-RESIDENTS OF BERMUDA FOR THE PURPOSES OF THE EXCHANGE CONTROL ACT, 1972."

            Section 4.2 Restrictive Legends on Certificates Representing Shares Issuable Upon Exercise of Warrants. In addition to any other legend required by the Company's documents, or applicable law, each certificate representing the shares issuable upon exercise of the Warrants, shall (unless otherwise permitted by the provisions of this Article IV) be stamped or otherwise imprinted with a legend in substantially the following form:

            "ANY SALE, ASSIGNMENT, TRANSFER, PLEDGE OR OTHER DISPOSITION OF THE SHARES REPRESENTED BY THIS CERTIFICATE IS RESTRICTED BY, THE TERMS AND CONDITIONS CONTAINED IN THE BYE-LAWS OF CGA GROUP, LTD. (THE "COMPANY"), THE SHAREHOLDERS AGREEMENT AND THE COMMON STOCK WARRANT ACQUISITION AGREEMENT, WHICH ARE AVAILABLE FOR EXAMINATION BY HOLDERS OF THESE SHARES AT THE REGISTERED OFFICE OF THE COMPANY. IN ADDITION TO THE FOREGOING RESTRICTIONS, THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT") OR UNDER THE SECURITIES LAWS OF ANY JURISDICTION AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF UNLESS A REGISTRATION STATEMENT IS IN EFFECT UNDER THE SECURITIES ACT AND ANY APPLICABLE SECURITIES LAWS WITH RESPECT TO SUCH SHARES OR A WRITTEN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY IS PROVIDED TO THE COMPANY TO THE EFFECT THAT NO REGISTRATIONS ARE REQUIRED UNDER SUCH SECURITIES LAWS. THE PRIOR APPROVAL OF THE BERMUDA MONETARY AUTHORITY IS NOT REQUIRED FOR ANY SALE, ASSIGNMENT, TRANSFER, PLEDGE OR OTHER DISPOSITION OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE PROVIDED THAT ANY SUCH SALE, ASSIGNMENT, TRANSFER, PLEDGE OR OTHER DISPOSITION IS BETWEEN PERSONS WHO ARE DESIGNATED AS NON-RESIDENTS OF BERMUDA FOR THE PURPOSES OF THE EXCHANGE CONTROL ACT, 1972."

            Section 4.3 Notice of Proposed Transfers. (a) The holder of any securities constituting Warrants, or the shares issuable upon the exercise of the Warrants, bearing either the entire restrictive legend set forth in Section
4.1 or Section 4.2, respectively ("Restricted Shares"), by acceptance thereof, agrees that, unless a registration statement is in effect under the Securities Act and under applicable securities laws with respect to such Restricted Shares, prior to any transfer or attempted transfer of such Restricted Shares, such holder will give the Company (i) unless the transferee is an Affiliate (as defined in the Shareholders Agreement) of the transferor written notice describing the proposed transfer of any Restricted Shares in reasonable detail only to the extent necessary to evaluate whether such transfer is in compliance with applicable securities laws, the Shareholders Agreement (with respect to the Warrant Shares, but not the Warrants) and the Bye-laws sections 61 through 63,
(ii) unless the
transferee is an Affiliate (as defined in the Shareholders Agreement) of the transferor, such other information about the proposed transfer of such Restricted Shares or the proposed transferee of such Restricted Shares as the Company may reasonably request only to the extent necessary to evaluate whether such transfer is in compliance with applicable securities laws, the Shareholders Agreement (with respect to the Warrant Shares, but not the Warrants) and the Bye-laws sections 61 through 63, and (iii) an opinion of counsel (both counsel and opinion reasonably satisfactory to the Company (it being understood that in-house counsel for such holder shall be considered satisfactory to the Company)) to the effect that the proposed transfer of such Restricted Shares may be effected without registration of such Restricted Shares under the Securities Act and under other applicable securities laws. The Company hereby acknowledges that no prior approval of the Bermuda Monetary Authority is necessary for any transfer of Restricted Shares between persons who are designated as non-residents of Bermuda for the purposes of the Bermuda Exchange Control Act, 1972.

            (b) If the holder of the Restricted Shares delivers to the Company an opinion of counsel that subsequent transfers of such Restricted Shares will not require registration or qualification under the Securities Act or under other applicable securities laws, the Company will, or will cause the transfer agent, if any, for such Warrants or shares, as the case may be, promptly after such contemplated transfer to deliver new certificates for such Restricted Shares that do not bear that section of the restrictive legend set forth in
Section 5.1 above imposed by the Securities Act and under other applicable securities laws of any other jurisdictions. If the foregoing conditions entitling the holder to effect a proposed transfer of such Restricted Shares without registration under the Securities Act and under other applicable securities laws have not been satisfied, the holder shall not transfer the Restricted Shares, and the Company will cause the transfer agent not to transfer such Restricted Shares on its books or issue any certificates representing such Restricted Shares. Any purported transfer not in accordance with the terms hereof shall be void.

            (c) The restrictions imposed by this Agreement with respect to the Securities Act and under other applicable securities laws of any other jurisdictions upon the transferability of any particular Restricted Shares shall cease and terminate when such Restricted Shares have been sold pursuant to an effective registration statement under the Securities Act and under other applicable securities laws or transferred pursuant to Rule 144 promulgated under the Securities Act. The holder of any

Restricted Shares as to which such restrictions shall have terminated shall be entitled to receive from the Company, without expense, a new certificate representing Warrants or shares, as the case may be, that does not bear the restrictive legend set forth above imposed by the Securities Act and under other applicable securities laws of any other jurisdictions but shall retain the restrictive legends set forth above imposed by the requirements of the Bye-laws and the Shareholders Agreement (with respect to the Warrant Shares but not the Warrants).

            (d) As used in this Agreement, the term "transfer" encompasses any sale, transfer, pledge or other disposition of any Shares referred to herein.

                                    ARTICLE V

                                  MISCELLANEOUS

            Section 5.1 Survival of Representations, Warranties and Covenants. The representations, warranties and covenants of the parties contained in this Agreement and in any document delivered or to be delivered pursuant to this Agreement and in connection with the Closing hereunder shall survive the Closing. The parties have made no representations or warranties other than those that are expressly set forth in this Agreement, any document delivered in connection herewith and the Other Closing Documents.

            Section 5.2 Entire Agreement. This Agreement (including the Schedules, Exhibits and Annexes hereto) together with the Other Closing Documents to which the parties hereto are parties, constitutes the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral and written, among the parties hereto with respect to the subject matter hereof.

            Section 5.3 Severability. Any provision of this Agreement that is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or lack of authorization without invalidating the remaining provisions hereof or affecting the validity, unenforceability or legality of such provision in any other jurisdiction.

            Section 5.4 assignability. Except in connection with the transfer of Warrants or Warrant Shares, as the case may be, as contemplated by this Agreement, and, in the case of Warrant Shares, by the Company's Bye-laws and the Shareholders Agreement, this Agreement and the rights hereunder shall not be assignable by any Investor without the prior written consent of the Company. The Company may not assign its obligations hereunder without the consent of the holders of the Warrants and the Warrant Shares.

            Section 5.5 Amendment; Waiver. No provision of this Agreement may be amended, waived or otherwise modified except by an instrument in writing executed by the Company and the holders of ninety percent (90%) of the Warrant Shares and the Warrants relating to the unexercised Warrants.

            Section 5.6 Headings. The Articles and Section headings contained in this Agreement are for convenience only and shall not affect the meaning or interpretation of this Agreement.

            Section 5.7 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

            Section 5.8 Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of New York without giving effect to the principles of conflicts of laws thereof.

            Section 5.9 Notices and Payments. (a) All notices, requests, demands and other communications hereunder shall be in writing and, except to the extent otherwise provided in this Agreement, shall be deemed to have been duly given if delivered by same day or next day courier or mailed, registered mail, return receipt requested, or transmitted by telegram, telex or facsimile (i) if to an Investor, at such Investor's address appearing on Schedule 1 hereto or at any other address such Investor may have provided in writing to the Company and (ii) if to the Company, at Clarendon House, Church Street, Hamilton HM 11, Bermuda,
Attention: Secretary, or such other address as the Company may have furnished to the Investors in writing. A notice hereunder shall be deemed to have been given on the day such notice is sent or transmitted; provided, however, that if such notice is sent by next-day courier it shall be deemed to have been given the day following sending and, if by registered mail, five days following sending.

            (b) Unless otherwise provided in this Agreement, payments hereunder shall be made by wire transfer of immediately available funds.

            Section 5.10 Indemnification.

            (a) The Company shall defend, hold harmless and indemnify each Investor and its affiliates from and against all damages, losses, costs and expenses (including reasonable legal expenses) to which any of such Persons becomes subject as a result of any inaccuracy in any representation or warranty of the Company contained in this Agreement or the breach of any covenant or agreement of the Company contained in this Agreement or the Company's Bye-laws.

            (b) In the event a party entitled to indemnification under this Agreement (an "Indemnified Party") becomes aware of a claim, liability, expense or other event with respect to which such party is entitled to indemnification (an "Indemnification Event"), such Indemnified Party shall promptly give notice of such Indemnification Event to the Company. The failure by any Indemnified Party to give such notice to the Company within a reasonable period of time shall relieve the Company of its obligations under this Section 5.10, if and to the extent that it has been prejudiced by a lack of timely and adequate notice. The Company shall have the right to defend, contest, settle or otherwise resolve any Indemnification Event involving a third-party claim (a "Third-Party Indemnification Event") as long as the Indemnification Event may not possibly give rise to a non-monetary liability, including, without limitation, injunctions and criminal liability; provided, however, that the Company shall not settle or compromise any Third-Party Indemnification Event without the Indemnified Party's prior written consent thereto, unless the terms of such settlement or compromise provide for an unconditional release of the Indemnified Parties. Notwithstanding the foregoing, any Indemnified Party shall have the right to employ separate counsel (including local counsel), and the Company shall bear the reasonable costs, fees and expenses of such separate counsel if
(i) the use of counsel chosen by the Company to represent such Indemnified Party would present such counsel with any actual or potential conflict of interest,
(ii) the actual or potential defendants in, or targets of, any Third-Party Indemnification Event include both such Indemnified Party and the Company or any affiliate thereof and such Indemnified Party shall have reasonably concluded that there may be legal defenses available to it which are different from or additional to those available to the Company or any affiliate thereof which is an actual or potential defendant in, or target of, such Third-Party Indemnification Event, (iii) the Indemnification Event may give rise to a non-monetary liability including without limitation injunctions and criminal liability, or (iv) the Company has authorized such Indemnified Party to employ separate counsel. The

Indemnified Parties and the Company shall cooperate fully in defending any Third-Party Indemnification Event, and the Company shall have reasonable access to the books and records and personnel of the Indemnified Parties that are relevant hereto.

            (c) The indemnification provisions of this Section 5.10 shall be in addition to any rights each Indemnified Party may otherwise have.

            Section 5.11 Submission to Jurisdiction.

            The Company irrevocably submits to the non-exclusive jurisdiction of any New York State or federal courts sitting in The City of New York and any court sitting in Bermuda, and any appellate court from any thereof, in any suit, action or proceeding arising out of or relating to this Agreement or any of the Other Closing Documents or the transactions contemplated hereby or thereby (a "Related Proceeding"), and the Company hereby irrevocably agrees that all claims in respect of any Related Proceeding may be heard and determined in such New York State or federal court or any court sitting in Bermuda. The Company hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of any Related Proceeding and any objection to any Related Proceeding whether on the grounds of venue, residence or domicile. A final judgment in any such suit, action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or any other manner provided by law.

            The Company hereby irrevocably appoints the CT Corporation System (the "Process Agent"), with an office on the date hereof at 1633 Broadway, New York, New York, United States of America, as its agent to receive on behalf of the Company and its property service of copies of the summons and complaint and any other process that may be served in any Related Proceeding in such New York State or federal court sitting in The City of New York. Service may be made by U.S. registered mail or other comparable means or by delivering by hand a copy of such process to the Company in care of the Process Agent at the address specified above for the Process Agent (such service to be effective upon the mailing or delivery by hand of such process to the office of the Process Agent), and the Company hereby irrevocably authorizes and directs the Process Agent to accept on its behalf such service. Failure of the Process Agent to give notice to the Company, or failure of the Company to receive notice of such service of process, shall not affect in any way the validity of such service on the Process Agent or the Company. As an alternative method of service, the Company also irrevocably consents to the service of any and all process in any Related Proceeding in a New York State or federal court sitting in The City of New York by sending by U.S. registered mail or other comparable means copies of such process to the Company at its address under Section 5.10 (such service to be effective seven days after mailing thereof). The Company covenants and agrees that it shall take any and all reasonable action, including the execution and filing of any and all documents, that may be necessary to continue the designation of the Process Agent in full force and effect, and to cause the Process Agent to continue to act as such. Nothing herein shall affect the right of any party to serve legal process in any other manner permitted by law or affect the right of any party to bring any suit, action or proceeding against any other party or its property in the courts of other jurisdictions.

            To the extent that the Company has or hereafter may acquire any immunity from any legal action, suit or proceeding, from jurisdiction of any court or from setoff or any legal process (whether through service or notice, attachment in aid of execution or otherwise) with respect to itself or any of its property, the Company hereby irrevocably waives and agrees not to plead or claim such immunity in respect of its obligations under this Agreement and the other Closing Documents.

            Section 5.12  Transfer Agent and Registrar

            (a) The Company shall provide from and after the Closing Date for a transfer agent and registrar (collectively, the "Agent") for the Warrants issued hereunder. The Agent shall keep a register for the registration and transfer of the Warrants.

            (b) Upon surrender of any Warrant certificate at the office of the Agent, the Company, at the request of the holder thereof, will deliver at the Company's expense, new Warrant certificates in exchange therefor, in denominations as requested by such holder.

            IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                     COMPANY:

                                     CGA GROUP, LTD.

                                     By: /S/ RICHARD A. PRICE
                                         ----------------------
                                         Name: Richard A. Price
                                         Title: President & CEO

                                     MUTUAL DISCOVERY FUND
                                     BY: FRANKLIN MUTUAL ADVISORS, INC.



                                     By: /S/ E.N. COHERNOUR
                                         -----------------------
                                         Name: E.N. Cohernour
                                         Title: V.P., General Counsel
                                         & Asst. Secretary

                                     MUTUAL QUALIFIED FUND
                                     BY: FRANKLIN MUTUAL ADVISORS, INC.



                                     By: /S/ E.N. COHERNOUR
                                         -----------------------
                                         Name: E.N. Cohernour
                                         Title: V.P., General Counsel
                                         & Asst. Secretary

            IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                                     OPPENHEIMER CHAMPION INCOME FUND



                                     By: /S/ RALPH STELLMACHER
                                         --------------------------
                                         Name: Ralph Stellmacher
                                         Title: Vice President



                                     OPPENHEIMER HIGH YIELD FUND



                                     By: /S/ RALPH STELLMACHER
                                         --------------------------
                                         Name: Ralph Stellmacher
                                         Title: Vice President



                                     OPPENHEIMER MULTI-SECTOR INCOME
                                     TRUST



                                     By: /S/ THOMAS REEDY
                                         --------------------------
                                         Name: Thomas Reedy
                                         Title: Vice President



                                     OPPENHEIMER STRATEGIC INCOME FUND



                                     By: /S/ DAVID P. NEGRI
                                         --------------------------
                                         Name: David P. Negri
                                         Title: Vice President



                                     OPPENHEIMER VARIABLE ACCOUNT FUNDS
                                     FOR THE ACCOUNT OF OPPENHEIMER HIGH
                                     INCOME FUND



                                     By: /S/ DAVID P. NEGRI
                                         --------------------------
                                         Name: David P. Negri
                                         Title: Vice President



                                     OPPENHEIMER VARIABLE ACCOUNT FUNDS
                                     FOR THE ACCOUNT OF STRATEGIC BOND
                                     FUND



                                     By: /S/ DAVID P. NEGRI
                                         --------------------------
                                         Name: David P. Negri
                                         Title: Vice President

                                     THE PUTNAM FIDUCIARY TRUST COMPANY
                                     ON BEHALF OF:
                                        PUTNAM HIGH YIELD FIXED INCOME
                                           TRUST (DBT)
                                        PUTNAM HIGH YIELD MANAGED TRUST



                                     By: /S/ PAUL M. O'NEIL
                                         --------------------------
                                         Name: Paul M. O'Neil
                                         Title: Vice President

                                     PUTNAM DIVERSIFIED INCOME TRUST
                                     PUTNAM DIVERSIFIED INCOME TRUST II
                                     PUTNAM FUNDS TRUST - PUTNAM HIGH
                                       YIELD TOTAL RETURN FUND
                                     PUTNAM HIGH YIELD ADVANTAGE FUND
                                     PUTNAM HIGH YIELD TRUST
                                     PUTNAM MANAGED HIGH YIELD TRUST
                                     PUTNAM VARIABLE TRUST - PUTNAM VT
                                       DIVERSIFIED INCOME FUND
                                     PUTNAM VARIABLE TRUST - PUTNAM VT
                                       HIGH YIELD FUND



                                     By: /S/ PAUL M. O'NEIL
                                         --------------------------
                                         Name: Paul M. O'Neil
                                         Title: Vice President

                                     ACE LIMITED



                                     By: /S/ PETER MEAR
                                         --------------------------
                                         Name: Peter Mear
                                         Title: Executive VP
                                                & General Counsel

                                     THIRD AVENUE TRUST, ON BEHALF OF
                                     THE THIRD AVENUE VALUE FUND SERIES



                                     By: /S/ DAVID M. BARSE
                                         --------------------------
                                         Name: David M. Barse
                                         Title: Executive Vice President

                                     LENNAR FINANCIAL SERVICES, INC.



                                     By: /S/ NANCY KAMINSKY
                                         --------------------------
                                         Name: Nancy Kaminsky
                                         Title: Executive Vice President
                                                and Chief Financial
                                                Officer

Common Stock
Warrant Acquisition Agreement



                                     PACIFIC MUTUAL LIFE INSURANCE COMPANY



                                     By: /S/ RONN C. CORNELIUS
                                         --------------------------
                                         Name: Ronn C. Cornelius
                                         Title: Assistant Vice President

Common Stock
Warrant Acquisition Agreement



                                     PM GROUP LIFE INSURANCE COMPANY



                                     By: /S/ LARRY J. CARD
                                         --------------------------
                                         Name: Larry J. Card
                                         Title: Vice President

                                     CAPITAL REINSURANCE COMPANY



                                     By: /S/ WILLIAM T. TOMLJANOVIC
                                         --------------------------
                                         Name: William T. Tomljanovic
                                         Title: Vice President
                                                & Treasurer

                                     DONALDSON, LUFKIN & JENRETTE
                                     SECURITIES CORPORATION



                                     By: /S/ ERIC A. ANDERSON
                                         --------------------------
                                         Name: Eric A. Anderson
                                         Title: Managing Director